LVIP Delaware Bond Fund

(Standard and Service Class)

Summary Prospectus

May 1, 2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.LincolnFinancial.com/lvip. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462) or by sending an e-mail request to callcenter@LFG.com. The Fund’s prospectus dated May 1, 2011, as supplemented on December 12, 2011, and statement of additional information dated May 1, 2011, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the LVIP Delaware Bond Fund (the “Fund”) is maximum current income (yield) consistent with a prudent investment strategy.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.

	Standard Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	N/A
Redemption Fee	N/A	N/A
Exchange Fee	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.32%	0.32%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses	0.39%	0.74%
Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund’s shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual results may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$40	$125	$219	$493
Service Class	$76	$237	$411	$918

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 312% of the average value of its portfolio.

Principal Investment Strategies

The fund pursues its objective by investing in a diverse group of domestic fixed-income securities (debt obligations). The fund normally invests at least 80% of its assets in bond securities. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years).

The fund will invest primarily in a combination of:

• investment-grade corporate bonds;

• obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

• mortgage-backed securities.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations. The mortgages involved could be those on commercial or residential real estate properties.

To pursue its investment strategy, the fund may also invest to a lesser degree in:

• U.S. corporate bonds rated lower than medium-grade (junk bonds);

• Foreign securities, including debt of foreign corporations and debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions;

• Emerging market securities; and

• Derivatives, such as futures and credit default swaps, to manage risk exposure more efficiently than may be possible trading only physical securities.

Although the fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The fund may, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of fund transactions and to minimize currency value fluctuations.

At times when adverse conditions are anticipated, the sub-adviser may want to protect gains on securities without actually selling them. The sub-adviser might use options or futures to neutralize the effect of any price declines, without selling a bond or bonds or a swap agreement or agreements, or as a hedge against changes in interest rates. The sub-adviser may also sell an option contract (often referred to as “writing” an option) to earn additional income for the fund. The fund may not engage in such transactions to the extent that obligations resulting from these activities exceed 25% of its assets. Use of these strategies can increase operating costs of the fund and can lead to loss of principal.

As part of its risk management, the fund has an overall minimum weighted average credit rating of AA-/Aa3 as defined by Standard & Poor's Corp. and Moody's Investors Service, Inc., respectively. This minimum credit rating ensures that the portfolio will remain investment grade even though the fund may invest in individual securities that present a higher level of risk. In pursuing its objective, the fund may engage in active trading.

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Principal Risks

All mutual funds carry a certain amount of risk. Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:

• Interest Rate Risk: The value of debt obligations will typically fluctuate with interest rate changes. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations will generally decline in value and you could lose money as a result. Periods of declining or low interest rates may negatively impact the Fund's yield.

• Credit Risk: Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A decrease in an issuer’s credit rating may cause a decline in the value of the debt obligations held.

• Mortgage-Backed Securities Risk: The value of the mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. In periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return, and, during periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline.

• Below Investment Grade Bonds: Investing in below investment grade bonds, including high yield bonds (“junk bonds”), entails greater risk of principal loss than the risk involved in investment grade bonds. These bonds are often considered speculative and involve significantly higher credit risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates. A liquid security market may not always exist for the Fund's positions in below investment grade bonds.

• Foreign Securities Risk: Foreign currency fluctuations and economic or financial instability could cause the value of the Fund’s foreign investments to fluctuate. Investing in foreign securities involves the risk of loss from foreign government or political actions. Investing in foreign securities also involves risks resulting from the reduced availability of public information. Foreign investments may be less liquid and their prices more volatile than comparable investments in securities of U.S. issuers.

• Emerging Markets Risk: Risk of loss is typically higher for issuers in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Investments located in emerging markets tend to be less liquid, have more volatile prices and have significant potential for loss.

• Derivatives Risk: The use of derivatives involves risks different from, or possibly greater than the risks associated with investing directly in securities. Prices of derivatives may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. Other risks arise from the potential inability to terminate or sell derivative positions. Further, derivatives could result in loss if the counterparty to the transaction does not perform as promised.

• Derivative Currency Transactions Risk: The exposure to changes in currency exchange rates could result in losses if currencies do not perform as anticipated. While derivative currency transactions may reduce exposure to currency risks, they may also reduce the ability to benefit from favorable changes in currency exchange rates.

• Futures Risk: A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.

• Active Trading Risk: Active trading (“high portfolio turnover”) generally results in correspondingly greater expenses to the fund. High portfolio turnover can on some occasions result in significant tax consequences to investors.

• Fund of Funds Risk: The Fund may accept investments from fund of funds. From time to time these fund of funds may change or rebalance their underlying holdings. This could result in large inflows into the Fund or large redemptions from the Fund, which may increase transaction costs or portfolio turnover for the Fund.

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Fund Performance

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the Fund. The information shows: (a) changes in the performance of the Fund's Standard Class from year to year; and (b) how the average annual returns of the Fund's Standard Class for one year, five year and ten year periods and the fund's Service Class for one year, five year and lifetime periods, compare with those of a broad measure of market performance. Please note that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If variable contract expenses were included, the returns shown would be lower.

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During the periods shown in the above chart, the fund’s highest return for a quarter occurred in the second quarter of 2009 at: 7.79%.

The fund’s lowest return for a quarter occurred in the second quarter of 2004 at: (3.04%).

	Average Annual Total Returns For periods ended 12/31/10
	1 year	5 years	10 years or Life of class
LVIP Delaware Bond Fund – Standard Class	8.49%	6.70%	6.78%
Barclays Capital U.S. Aggregate Index	6.54%	5.90%	5.84%
LVIP Delaware Bond Fund – Service Class	8.12%	6.36%	5.34%*
Barclays Capital U.S. Aggregate Index	6.54%	5.90%	4.75%*
*Since May 15,2003.

Investment Adviser and Sub-Adviser

Investment Adviser: Lincoln Investment Advisors Corporation

Investment Sub-Adviser: Delaware Management Company

Portfolio Manager(s)	Company Title	Experience w/Fund
Thomas H. Chow	Senior Vice President and Senior Portfolio Manager	Since May 2007
Roger A. Early	Senior Vice President and Co-Chief Investment Officer – Total Return Fixed Income	Since May 2007
Paul Grillo	Senior Vice President and Co-Chief Investment Officer – Total Return Fixed Income	Since August 2009

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Purchase and Sale of Fund Shares

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and other unaffiliated insurance companies. The insurance companies hold the Fund shares in separate accounts (“variable accounts”) that support various variable annuity contracts and variable life insurance contracts.

Tax Information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Since all the shares of the Fund sold through variable annuity contracts or variable life insurance contracts (variable contracts) are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.

Payments to Broker-Dealers and other Financial Intermediaries

Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties that are related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of shares of the Fund and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts which offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts which offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments.

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